Commitments and contingent liabilities	12 Months Ended
Mar. 31, 2014
Commitments and contingent liabilities

21.    Commitments and contingent liabilities:

The aggregate amount of payments for commitments outstanding at March 31, 2014, including commitments for purchase of property, plant and equipment and other assets is as follows:

Fiscal year ending March 31	Millions of yen
2015	¥775,674
2016	226,665
2017	6,531
2018	3,424
2019	1,049
Thereafter	2,342

Total	¥1,015,685

Contingent liabilities at March 31, 2014 for loans guaranteed, among other things, amounted to ¥54,328 million.

At March 31, 2014, NTT Group had no material litigation or claims outstanding, pending or threatened against it, which would be expected to have a material adverse effect on NTT’s consolidated financial position or results of operations.